[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]


Blue Chip Fund
Class A (bullet) Class B (bullet) Class C

Prospectus
January 29, 1999

[GRAPHIC OMITTED: ILLUSTRATION OF A MAN FISHING IN A STREAM]

Total Return Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

[inside front cover]

Table of contents

Fund profile                                  page 1
Blue Chip Fund                                     2

How we manage the Fund                        page 4
Our investment strategies                          4
The securities we typically
invest in                                          5
The risks of investing in
the Fund                                           6


Who manages the Fund                          page 7
Investment manager and
sub-adviser                                        7
Portfolio managers                                 7
Fund administration (Who's
who)                                               8

Certain management
considerations                                page 9

About your account                           page 10
Investing in the Fund                             10
Choosing a share class                            10
How to reduce your sales
charge                                            13
How to buy shares                                 14
Retirement plans                                  15
How to redeem shares                              16
Account minimum                                   17
Special services                                  18
Dividends, distributions and
taxes                                             19


Financial information                        page 20

[sidebar copy at bottom of page]

How to use this prospectus

Here are guidelines to help you use this prospectus to make well-informed investment decisions about our funds. If you're looking for a specific piece of information, the table of contents can guide you directly to the appropriate section.

Step 1
Take a look at the fund profile for an overview of the Fund.

Step 2
Learn in-depth information about how the Fund invests, the risks involved and the people and organizations responsible for the Fund's day-to-day operations.

Step 3
Determine which fund features and services you would like to take advantage of.

Step 4
Use the glossary that begins on page 4 to find definitions of words printed in bold type in the text throughout the prospectus.

Fund Profile:
An investment overview

When choosing a mutual fund to invest in, you have a variety of options and important information to consider. This prospectus provides information about Blue Chip Fund, a mutual fund from the Delaware
Investments Family of Funds.

Before evaluating individual funds, however, your first step is to define your personal financial goals. Knowing your goals and determining your investment time horizon in advance can help you make a more appropriate fund selection. It is also important to select a fund in the context of your entire investment program. Diversification, or spreading your money among different types of investments, is usually a sound investment strategy. This is commonly called "asset allocation." The way you choose to allocate your money depends on a number of factors. A professional financial adviser can help you build an investment portfolio that fits your financial situation, your investment objectives and your risk tolerance.

Investing for total return with Blue Chip Fund

Blue Chip Fund is a total return fund. Investors with long-term goals often choose mutual funds designed to provide total return. Total return funds typically provide moderate growth potential as well as some current income. They generally involve less risk than aggressive stock funds but more risk than bond funds. Like all mutual funds, total return funds allow you to invest conveniently in a diversified portfolio without having to select and monitor individual securities on your own.

["HOUSE" GRAPHIC, WITH TOTAL RETURN "ROOM" HIGHLIGHTED]

Building Blocks of Asset Allocation

Aggressive Growth Equity Funds

Growth Equity Funds

International and Global Funds

Asset Allocation Funds

[TABLE HIGHLIGHTED] Moderate Growth Equity Funds for...

Total Return
These stock-oriented funds provide moderate growth potential as well as some current income, generally with less risk than aggressive stock funds but more risk than bond funds.

Taxable Bond Funds

Tax-Exempt Bond Funds

Money Market Funds (Taxable and Tax-Exempt)

Profile: Blue Chip Fund

What are the Fund's goals?
Blue Chip Fund seeks long-term capital appreciation. Current income is a secondary objective. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in stocks of large companies that we expect to grow significantly faster than the average stock in the unmanaged S&P 500 Composite Stock Price Index. We use a computer-driven selection process that evaluates stocks on a variety of characteristics including dividend yield, earnings growth and price to earnings ratio.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be particularly affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to page 6.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund
(bullet) Investors with long-term financial goals.
(bullet) Investors seeking long-term capital appreciation.
(bullet) Investors seeking an investment primarily in common stocks.

Who should not invest in the Fund
(bullet) Investors with short-term financial goals.
(bullet) Investors whose primary goal is current income.
(bullet) Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Blue Chip Fund performed?
This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show the returns for the Fund's Class A shares for the past calendar year, as well as the average annual returns of all shares for the past year and since inception - all compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN (CLASS A)]

*Blue Chip Fund
*S&P 500

[bar chart]
Total return (Class A)

         Blue Chip Fund             S&P 500
1998        18.21%                   28.74%

As of December 31, 1998, the Fund's Class A shares had a year-to-date return of 18.21%. During the period illustrated in this bar chart, Class A's highest return was 20.24% for the quarter ended December 31, 1998 and its lowest return was -13.31% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown on page 3 do include the sales charge.

How has Blue Chip Fund performed? (continued)



Average annual returns for periods ending 12/31/98

CLASS                           A                B                C     S&P 500
                                    (if redeemed)*   (if redeemed)*
1 year                     11.40%           12.37%     16.37%             28.74%
Since inception 2/24/97    15.86%           16.96%     18.84%             29.29%

* If redeemed at end of period shown. If shares were not redeemed, the returns for Class B would be 17.37% and 18.84% for the one-year and lifetime periods, respectively. Returns for Class C would be 17.37% and 18.84% for the one-year and lifetime periods, respectively.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. The Fund may waive or reduce sales charges;
please see the Statement of Additional Information for details.


CLASS                                                    A         B           C
Maximum sales charge (load) imposed on purchases
as a percentage of offering price                    5.75%      none        none
Maximum contingent deferred sales
charge (load)as a percentage of
original purchase price or redemption
price, whichever is lower                           none(1)     5%(2)       1%(3)
Maximum sales charge (load) imposed on
reinvested dividends                                none        none        none
Redemption fees                                     none        none        none

Annual fund operating expenses are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses. These expenses are based on amounts incurred during the Fund's most recent fiscal year.
Management fees                                      0.65%     0.65%        0.65%
Distribution and service
(12b-1) fees                                         0.30%     1.00%        1.00%
Other expenses                                       1.08%     1.08%        1.08%
Total operating expenses(4)                          2.03%     2.73%        2.73%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(5) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


CLASS(6)           A               B               B            C           C
                                        (if redeemed)            (if redeemed)
1 year         $ 769           $ 276           $ 776        $ 276       $ 376
3 years       $1,175           $ 847          $1,147        $ 847       $ 847
5 years       $1,605          $1,445          $1,645       $1,445      $1,445
10 years      $2,798          $2,893          $2,893       $3,061      $3,061

1 A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.


4 From February 1, 1999 through July 31, 1999, the investment manager has agreed to waive fees and pay expenses in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.25% of average daily net assets.
  From the Fund's inception through January 31, 1999, the investment manager had agreed to waive fees and pay expenses in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.20% of average daily net assets.


5 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, this example does not reflect the voluntary expense cap described in footnote 4.

6 The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.


How we manage the Fund

Our investment strategies
We use a computer-driven selection process designed to identify stocks of companies that are likely to grow faster than the average of the companies in the S&P 500. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price to earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Blue Chip Fund is a total return fund. Under normal conditions, at least 65% of the Fund's net assets will be invested in stocks we consider "blue chip" stocks. "Blue chip" stocks are those whose market capitalization is greater than $2.5 billion and which generally exhibit positive characteristics like a lengthy history of profit growth and dividend payments, a reputation for quality products and services, and a sound management structure. They are generally easy to buy and sell.

Our goal is to select stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to our investors.

How to use this glossary
Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

Glossary A-B

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

The securities we typically invest in


------------------------------------------------------------------------------------
Securities                                            How we use them
------------------------------------------------------------------------------------
                                      Blue Chip Fund
                                      ----------------------------------------------
Common stocks: Securities that        Generally, we invest 90% to 100% of net assets
represent shares of ownership in a    in common stock of medium- to large-size
corporation. Stockholders             companies.
participate in the corporation's
profits and losses, proportionate
to the number of shares they own.
------------------------------------------------------------------------------------
American Depositary Receipts:         We generally invest only in those ADRs
Certificates issued by a U.S.         included in the S&P 500 Index. Although Blue
bank which represent a stated number  Chip Fund may invest up to 20% of its net
of shares of a foreign corporation    assets in depositary receipts, ADRs normally
that the bank holds in its vault.     make up less than 10% of the Fund's net
An ADR entitles the holder to all     assets.
dividends and capital gains earned
by the underlying foreign shares,
and an ADR is bought and sold the
same as U.S. securities.
------------------------------------------------------------------------------------
Repurchase agreements: An agreement   Typically, we use repurchase agreements as a
between a buyer and seller of         short-term investment for a Fund's cash
securities in which the seller        position. In order to enter into these
agrees to buy the securities back     repurchase agreements, the Fund must have
within a specified time at the        collateral of at least 102% of the repurchase
same price the buyer paid for them,   price. Blue Chip Fund may have no more than
plus an amount equal to an agreed     10% of its total assets in repurchase
upon interest rate. Repurchase        agreements with maturities of over seven
agreements are often viewed as        days.
equivalent to cash.
------------------------------------------------------------------------------------
Restricted securities: Privately      We may invest without limitation in privately
placed securities whose resale is     placed securities that are eligible for resale
restricted under securities law.      among certain institutional buyers without
                                      registration. These are commonly known as
                                      "Rule 144A Securities."
------------------------------------------------------------------------------------
Illiquid Securities: Securities       We may invest up to 15% of the Fund's net
that do not have a ready market,      assets in illiquid securities.
and cannot be easily sold, if at
all, at a reasonable price.
------------------------------------------------------------------------------------



Blue Chip Fund is permitted to invest in all available types of equity securities, including preferred stocks, warrants and convertible securities. The Fund may invest in foreign securities directly (although we have no present intent to do so) and through global and European depositary receipts. It may hold cash, invest in short-term debt securities and money market instruments; and engage in futures and options transactions for defensive purposes. Please see the Statement of Additional Information for additional descriptions about these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual and semi-annual shareholder reports.


Lending securities
Blue Chip Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Portfolio turnover
We anticipate that Blue Chip Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from Banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.


The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider an investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Blue Chip Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


------------------------------------------------------------------------------------
Risks                                           How we strive to manage them
------------------------------------------------------------------------------------
                                      Blue Chip Fund
                                      ----------------------------------------------
Market risk is the risk that all      We maintain a long-term investment approach
or a majority of the securities in    and focus on stocks we believe can appreciate
a certain market -- like the stock    over an extended time frame regardless of
or bond market -- will decline in     interim market fluctuations. We do not try to
value because of factors such as      predict overall stock market movements and do
economic conditions, future           not trade for short-term purposes.
expectations or investor confidence.
                                      We may hold a substantial part of Blue Chip
                                      Fund's assets in cash or cash equivalents as
                                      a temporary, defensive strategy.
------------------------------------------------------------------------------------


Industry and security risk is the     We limit the amount of Blue Chip Fund's assets
risk that the value of securities     invested in any one industry and in any
in a particular industry or the       individual security. We generally allocate
value of an individual stock or bond  assets to various sectors in roughly the same
will decline because of changing      proportions as the S&P 500 sector allocation.
expectations for the performance of
that industry or for the individual
company issuing the stock or bond.


------------------------------------------------------------------------------------


Foreign risk is the risk that         We typically invest only a small portion of
foreign securities may be             Blue Chip Fund's portfolio in foreign
adversely affected by political       companies, usually through American Depositary
instability, changes in currency      Receipts. These are generally denominated in
exchange rates, foreign economic      U.S. dollars and traded on a U.S. stock
conditions or inadequate regulatory   exchange.
and accounting standards.


------------------------------------------------------------------------------------

Liquidity risk is the possibility     We limit exposure to illiquid securities.
that securities cannot be readily
sold, if at all, at approximately
the price that the Fund has valued
them.


------------------------------------------------------------------------------------



C-C

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Who manages the Fund


Investment manager and sub-adviser


The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Vantage Investment Advisors is the Fund's sub-adviser. As sub-adviser, Vantage is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee for the last fiscal year as follows:

Investment Management Fees
                                                   Blue Chip Fund
As a percentage of average daily net assets             0.12%

Portfolio managers
T. Scott Wittman, Enrique Chang and Christopher P. Harvey have primary responsibility for making day-to-day investment decisions for the Fund.

T. Scott Wittman, President of Vantage Investment Advisors, has had primary responsibility for making day-to-day investment decisions for the Fund since its inception. His responsibilities with Vantage Investment Advisors include both business administration and equity portfolio management. Mr. Wittman is a Certified Financial Analyst (CFA). He has spent his entire professional career in quantitative investment firms, including TSA Capital Management, where he was a managing director, and Mellon Bank, where he was Vice President and Manager of Quantitative Analysis and Systems.

Enrique Chang, Chief Investment Officer, Senior Vice President of Vantage Investment Advisors, became co-manager of the Fund in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.


Christopher P. Harvey, Vice President of Vantage Investment Advisors, became co-manager of the Fund in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated Bucknell University with a BS degree in accounting. He received an MBA from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Chris was a financial analyst with Merrill Lynch.


Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

[sidebar]
Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                           Board of Directors

Investment Manager              The Fund            Custodian

Delaware Management Company                  The Chase Manhattan Bank
One Commerce Square Center                   4 Chase Metrotech Center
Philadelphia, PA 19103                       Brooklyn, NY 11245


Sub-Adviser
Vantage Investment Advisors
630 Fifth Avenue
New York, NY 10111


Portfolio            Distributor                   Service agent
managers      Delaware Distributors, L.P.    Delaware Service Company, Inc.
(see page 7   1818 Market Street             1818 Market Street
for details)  Philadelphia, PA 19103         Philadelphia, PA 19103

                           Financial advisers

                              Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients-analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

C-F

Corporate bond
A debt security issued by a corporation. See bond.


Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.


Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.


Certain management considerations

Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Investments by Fund of Funds
Blue Chip Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Blue Chip Fund and Foundation Funds as a result of these transactions.


Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A
(bullet) Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

(bullet) If you invest $50,000 or more, your front-end sales charge will be reduced.

(bullet) You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

(bullet) Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

(bullet) Class A shares generally are not subject to a contingent deferred sales charge.




Class A Sales Charges

Amount of purchase  Sales charge as %  Sales charge as % of  Dealer's commission as %
                    of offering price    amount invested        of offering price
Less than $50,000        5.75%               6.11%                   5.00%
$50,000 but              4.75%               5.01%                   4.00%
under $100,000
$100,000 but             3.75%               3.92%                   3.00%
under $250,000
$250,000 but             2.50%               2.55%                   2.00%
under $500,000
$500,000 but             2.00%               2.01%                   1.60%
under $1 million

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year.


Amount of purchase  Sales charge as %  Sales charge as % of  Dealer's commission as %
                    of offering price    amount invested        of offering price
$1 million up to
$5 million                none                none                   1.00%
Next $20 million
up to $25 million         none                none                   0.50%
Amount over $25 million   none                none                   0.25%




F-N

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.


Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

About your account (continued)

Class B
(bullet) Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

(bullet) If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(bullet) Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

(bullet) For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

(bullet) Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

(bullet) Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

(bullet) You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

National Association of Securities Dealers (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

About your account (continued)

Class C
(bullet) Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.

(bullet) Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.


(bullet) Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.


(bullet) Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

(bullet) Unlike Class B shares, Class C shares do not automatically convert into another class.

(bullet) You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales chages.


N-P


Nationally recognized statistical rating organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.


------------------------------------------------------------------------------------
                                                               Share class
Program                   How it works                       A     B          C
------------------------------------------------------------------------------------
Letter of Intent          Through a Letter of Intent         X     Although the
                          you agree to invest a                    Letter of Intent
                          certain amount in Delaware               and Rights of
                          Investment Funds (except                 Accumulation do
                          money market funds with no               not apply to the
                          sales charge) over a 13-month            purchase of Class
                          period to qualify for reduced            B and C shares,
                          front-end sales charges.                 you can combine
                                                                   your purchase of
                                                                   Class B and C
                                                                   shares to fulfill
                                                                   your Letter of
                                                                   Intent or qualify
                                                                   for Rights of
                                                                   Accumulation.
------------------------------------------------------------------------------------
Rights of Accumulation    You can combine your holdings      X
                          or purchases of all funds in
                          the Delaware Investments
                          family (except money market
                          funds with no sales charge)
                          as well as the holdings and
                          purchases of your spouse and
                          children under 21 to qualify
                          for reduced front-end sales
                          charges.
------------------------------------------------------------------------------------
Reinvestment of redeemed  Up to 12 months after you          X     Not available.
shares                    redeem shares, you can reinvest
                          the proceeds without paying a
                          front-end sales charge.
------------------------------------------------------------------------------------
SIMPLE IRA, SEP IRA,      These investment plans may         X     Not available.
SARSEP, Prototype Profit  qualify for reduced sales
Sharing, Pension, 401(k), charges by combining the
SIMPLE 401(k), 403(b)(7), purchases of all members
and 457 Retirement Plans  of the group. Members of
                          these groups may also qualify
                          to purchase shares without a
                          front-end sales charge and a
                          waiver of any contingent
                          deferred sales charges.
------------------------------------------------------------------------------------


Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.


Price to earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.


Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

About your account (continued)

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com.

For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

P-S

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Index
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

How to buy shares (continued)
Once you have completed an application, you can open an account with an initial investment of $1,000 - and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed:
New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or otherfinancial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

About your account (continued)

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to: Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

S-U

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

How to redeem shares (continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimum
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education
IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

About your account (continued)

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as social security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

V

Volatility
The tendency of an investment to go up or down in value by different magnitudes. There are investments which are more likely to be "low volatility" and investments which are more likely to be "high volatility" investments.

Special services (continued)

MoneyLineSM On Demand Service
Through our MoneyLineSM On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


Financial information

Financial highlights
The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.



                                                    Class A
                                                     Period
                                                   2/24/97(1)
                                     Year Ended     through        Year Ended
Blue Chip Fund                        11/30/98      11/30/97        11/30/98
Net asset value, beginning
of period                               $9.850       $8.500          $9.800
Income (loss) from investment operations
Net investment income
(loss)(2)                                0.048        0.041          (0.025)
Net realized and unrealized
gain on investments                      1.122        1.309           1.115
Total from investment
operations                               1.170        1.350           1.090
Less dividends and distributions
Dividends from net
investment income                       (0.040)        none            none
Distributions from net
realized gain on
investments                             (0.010)        none          (0.010)
Total dividends and
distributions                           (0.050)        none          (0.010)
Net asset value, end of
period                                 $10.970       $9.850         $10.880
Total return(3)                         11.94%       15.88%          11.14%
Ratios and supplemental data
Net assets, end of period
(000 omitted)                           $7,480       $2,272          $5,375
Ratio of expenses to average
net assets                               1.50%        1.50%           2.20%
Ratio of expenses to average
net assets prior to expense
limitation                               2.03%        2.95%           2.73%
Ratio of net investment
income (loss) to average
net assets                               0.45%        0.69%          (0.25%)
Ratio of net investment
income (loss) to average
net assets prior to expense
limitation                              (0.08%)      (0.76%)         (0.78%)
Portfolio turnover                         27%          25%             27%

Volatility                                            Period
                                                    2/24/97(1)
                                       Year ended     through         Year Ended
Volatility, as indicated by year-by-year
total return(3)
Volatility chart is not part
of the Financial highlights
and has not been audited by
Ernst & Young LLP.                      11.94%       15.88%          11.14%


Financial Highlights (Continued)

Financial Highlights
The Financial Highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.


                                        Class B                         Class C
                                        Period                           Period
                                       2/24/97(1)                      2/24/97(1)
                                        through       Year Ended        through
Blue Chip Fund                         11/30/97        11/30/98        11/30/97

Net asset value, beginning
of period                                $8.500          $9.800          $8.500
Income (loss) from investment operations
Net investment income
(loss)2                                  (0.009)         (0.025)         (0.011)
Net realized and unrealized
gain on investments                       1.309           1.115           1.311
Total from investment
operations                                1.300           1.090           1.300
Less dividends and distributions
Dividends from net
investment income                          none            none            none
Distributions from net
realized gain on
investments                                none          (0.010)           none
Total dividends and
distributions                              none          (0.010)           none
Net asset value, end of
period                                   $9.800         $10.880          $9.800
Total return(3)                          15.29%          11.14%          15.29%
Ratios and supplemental data
Net assets, end of period
(000 omitted)                            $1,144          $1,217            $239
Ratio of expenses to average
net assets                                2.20%           2.20%           2.20%
Ratio of expenses to average
net assets prior to expense
limitation                                3.65%           2.73%           3.65%
Ratio of net investment
income (loss) to average
net assets                               (0.01%)         (0.25%)         (0.01%)
Ratio of net investment
income (loss) to average
net assets prior to expense
limitation                               (1.46%)         (0.78%)         (1.46%)
Portfolio turnover                          25%             27%             25%

Volatility                                              Period
                                                      2/24/97(1)
                                       Year ended      through         Year Ended
Volatility, as indicated by year-by-year
total return(3)
Volatility chart is not part
of the Financial Highlights
and has not been audited by
Ernst & Young LLP.                       15.29%          11.14%          15.29%

1 Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.

2 The average shares outstanding method has been applied for net investment income per share information.

3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects the expense limitations referenced in the Fund's profile on page 3.




How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from the Fund's securities; it is after expenses have been deducted.

Net realized and unrealized gainon investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.


Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.


Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Blue Chip Fund
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site

www.delawarefunds.com

E-mail

service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

(bullet) For fund information; literature; price, yield and performance figures.

(bullet) For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service
800.362.FUND (800.362.3863)

(bullet) For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone [REGISTRATION MARK] service.

Investment Company Act file number: 811-750

[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]

P-143 [--] PP 2/99



[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]

Blue Chip Fund
Institutional Class

Prospectus
January 29, 1999

[GRAPHIC OMITTED: ILLUSTRATION OF A MAN FISHING IN A STREAM]

Total Return Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

[inside front cover]

Table of contents

Fund profile                                  page 1
Blue Chip Fund                                     2

How we manage the Fund                        page 4
Our investment strategies                          4
The securities we typically
invest in                                          5
The risks of investing in
the Fund                                           6


Who manages the Fund                          page 7
Investment manager and
sub-adviser                                        7
Portfolio managers                                 7
Fund administration (Who's
who)                                               8

Certain management
considerations                                page 9

About your account                           page 10
Investing in the Fund                             10
How to buy shares                                 11
How to redeem shares                              13
Account minimum                                   14
Exchanges                                         14
Dividends, distributions and
taxes                                             15


Financial information                        page 16

How to use this prospectus
Here are guidelines to help you use this prospectus to make well-informed investment decisions about our funds. If you're looking for a specific piece of information, the table of contents can guide you directly to the appropriate section.

Step 1
Take a look at the fund profiles for an overview of the Fund.

Step 2
Learn in-depth information about how the Fund invests, the risks involved and the people and organizations responsible for the Fund's day-to-day operations.

Step 3
Determine which fund features and services you would like to take advantage of.

Step 4
Use the glossary that begins on page 4 to find definitions of words printed in bold type in the text throughout the prospectus.

Fund Profile:
An investment overview

When choosing a mutual fund to invest in, you have a variety of options and important information to consider. This prospectus provides information about Blue Chip Fund, a mutual fund from the Delaware
Investments Family of Funds.

Before evaluating individual funds, however, your first step is to define your personal financial goals. Knowing your goals and determining your investment time horizon in advance can help you make a more appropriate fund selection. It is also important to select a fund in the context of your entire investment program. Diversification, or spreading your money among different types of investments, is usually a sound investment strategy. This is commonly called "asset allocation." The way you choose to allocate your money depends on a number of factors. A professional financial adviser can help you build an investment portfolio that fits your financial situation, your investment objectives and your risk tolerance.

Investing for total return with Blue Chip Fund

Blue Chip Fund is a total return fund. Investors with long-term goals often choose mutual funds designed to provide total return. Total return funds typically provide moderate growth potential as well as some current income. They generally involve less risk than aggressive stock funds but more risk than bond funds. Like all mutual funds, total return funds allow you to invest conveniently in a diversified portfolio without having to select and monitor individual securities on your own.

["HOUSE" GRAPHIC, WITH TOTAL RETURN "ROOM" HIGHLIGHTED]

Building Blocks of Asset Allocation

Aggressive Growth Equity Funds

Growth Equity Funds

International and Global Funds

Asset Allocation Funds

[TABLE HIGHLIGHTED] Moderate Growth Equity Funds for...

Total Return
These stock funds provide moderate growth potential as well as some current income, generally with less risk than aggressive stock funds but more risk than bond funds.

Taxable Bond Funds

Tax-Exempt Bond Funds

Money Market Funds (Taxable and Tax-Exempt)

Profile: Blue Chip Fund

What are the Fund's goals?
Blue Chip Fund seeks long-term capital appreciation. Current income is a secondary objective. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in stocks of large companies that we expect to grow significantly faster than the average stock in the unmanaged S&P 500 Composite Stock Price Index. We use a computer-driven selection process that evaluates stocks on a variety of characteristics including dividend yield, earnings growth and price to earnings ratio.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be particularly affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to page 6.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund
(bullet) Investors with long-term financial goals.
(bullet) Investors seeking long-term capital appreciation.
(bullet) Investors seeking an investment primarily in common stocks.

Who should not invest in the Fund
(bullet) Investors with short-term financial goals.
(bullet) Investors whose primary goal is current income.
(bullet) Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Blue Chip Fund performed?
This bar chart and table can help you evaluate the risks of investing in the Fund. We show the returns for the Fund's Institutional Class shares for the past calendar year, as well as the average annual returns of these shares for the past year and since inception - all compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN
(INSTITUTIONAL CLASS)]

[bar chart]
Total return (Institutional Class)

*Blue Chip Fund
*S&P 500

         Blue Chip Fund             S&P 500
1998        18.58%                   28.74%

As of December 31, 1998, the Institutional Class had a year-to-date return of 18.58%. During the periods illustrated in this bar chart, the Institutional Class' highest return was 20.35% for the quarter ended December 31, 1998 and its lowest return was -13.20% for the quarter ended September 30, 1998.

How has Blue Chip Fund performed? (continued)



Average annual return as of 12/31/98        Institutional Class      S&P 500
1 year                                           18.58%               28.74%
Since inception (2/24/97)                        19.99%               29.29%

What are the Blue Chip Fund Institutional Class' fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on
purchases as a percentage of
offering price                                                          none
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever
is lower                                                                none
Maximum sales charge (load) imposed on
reinvested dividends                                                    none
Redemption fees                                                         none
Exchange Fees(1)                                                        none

Annual fund operating expenses are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses. These expenses are based on amounts incurred during the Fund's most recent fiscal year.

Management fees                                                        0.65%
Distribution and service
(12b-1) fees                                                            none
Other expenses                                                         1.08%
Total operating expenses(2)                                            1.73%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                  $176
3 years                                                                 $545
5 years                                                                 $939
10 years                                                              $2,041

1 Exchanges are subject to the requirements of each fund in the Delaware
  Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.


2 From February 1, 1999 through July 31, 1999, the investment manager has agreed to waive fees and pay expenses in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.25% of average daily net assets. From the Fund's inception through January 31, 1999, the investment manager had agreed to waive fees and pay expenses, in order to prevent total operating expenses
  (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets.


3 The Fund's actual rate of return may be greater or less than the hypothetical
  5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, this example does not reflect the voluntary expense caps described in footnote 2.




How we manage the Fund

Our investment strategies
We use a computer-driven selection process designed to identify stocks of companies that are likely to grow faster than the average of the companies in the S&P 500. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price to earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Blue Chip Fund is a total return fund. Under normal conditions, at least 65% of the Fund's net assets will be invested in stocks we consider "blue chip" stocks. "Blue chip" stocks are those whose market capitalization is greater than $2.5 billion and which generally exhibit positive characteristics like a lengthy history of profit growth and dividend payments, a reputation for quality products and services, and a sound management structure. They are generally easy to buy and sell.

Our goal is to select stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to our investors.

How to use this glossary

Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

Glossary A-C

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

The securities we typically invest in




------------------------------------------------------------------------------------
Securities                                            How we use them
------------------------------------------------------------------------------------
                                      Blue Chip Fund
                                      ----------------------------------------------
Common stocks: Securities that        Generally, we invest 90% to 100% of net assets
represent shares of ownership in a    in common stock of medium- to large-size
corporation. Stockholders             companies.
participate in the corporation's
profits and losses, proportionate
to the number of shares they own.
------------------------------------------------------------------------------------
American Depositary Receipts:         We generally invest only in those ADRs
Certificates issued by a U.S.         included in the S&P 500 Index. Although Blue
bank which represent a stated number  Chip Fund may invest up to 20% of its net
of shares of a foreign corporation    assets in depositary receipts, ADRs normally
that the bank holds in its vault.     make up less than 10% of the Fund's net
An ADR entitles the holder to all     assets.
dividends and capital gains earned
by the underlying foreign shares,
and an ADR is bought and sold the
same as U.S. securities.
------------------------------------------------------------------------------------
Repurchase agreements: An agreement   Typically, we use repurchase agreements as a
between a buyer and seller of         short-term investment for a Fund's cash
securities in which the seller        position. In order to enter into these
agrees to buy the securities back     repurchase agreements, the Fund must have
within a specified time at the        collateral of at least 102% of the repurchase
same price the buyer paid for them,   price. Blue Chip Fund may have no more than
plus an amount equal to an agreed     10% of its total assets in repurchase
upon interest rate. Repurchase        agreements with maturities of over seven
agreements are often viewed as        days.
equivalent to cash.
------------------------------------------------------------------------------------
Restricted securities: Privately      We may invest without limitation in privately
placed securities whose resale is     placed securities that are eligible for resale
restricted under securities law.      among certain institutional buyers without
                                      registration. These are commonly known as
                                      "Rule 144A Securities."
------------------------------------------------------------------------------------
Illiquid Securities: Securities       We may invest up to 15% of the Fund's net
that do not have a ready market,      assets in illiquid securities.
and cannot be easily sold, if at
all, at a reasonable price.
------------------------------------------------------------------------------------



Blue Chip Fund is permitted to invest in all available types of equity securities, including preferred stocks, warrants and convertible securities. The Fund may invest in foreign securities directly (although we have no present intent to do so) and through global and European depositary receipts. It may hold cash, invest in short-term debt securities and money market instruments; and engage in futures and options transactions for defensive purposes. Please see the Statement of Additional Information for additional descriptions and risk information about these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual and semi-annual shareholder reports.


Lending securities
Each Fund may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

Portfolio turnover
We anticipate that Blue Chip Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from Banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.


Capital
The amount of money you invest.

How we manage the Fund (continued)

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider an investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Blue Chip Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.




------------------------------------------------------------------------------------
Risks                                           How we strive to manage them
------------------------------------------------------------------------------------
                                      Blue Chip Fund
                                      ----------------------------------------------
Market risk is the risk that all      We maintain a long-term investment approach
or a majority of the securities in    and focus on stocks we believe can appreciate
a certain market -- like the stock    over an extended time frame regardless of
or bond market -- will decline in     interim market fluctuations. We do not try to
value because of factors such as      predict overall stock market movements and do
economic conditions, future           not trade for short-term purposes.
expectations or investor confidence.
                                      We may hold a substantial part of Blue Chip
                                      Fund's assets in cash or cash equivalents as
                                      a temporary, defensive strategy.
------------------------------------------------------------------------------------
Industry and security risk is the     We limit the amount of Blue Chip Fund's assets
risk that the value of securities     invested in any one industry and in any
in a particular industry or the       individual security. We generally allocate
value of an individual stock or bond  assets to various sectors in roughly the same
will decline because of changing      proportions as the S&P 500 sector allocation.
expectations for the performance of
that industry or for the individual
company issuing the stock or bond.
------------------------------------------------------------------------------------
Foreign risk is the risk that         We typically invest only a small portion of
foreign securities may be             Blue Chip Fund's portfolio in foreign
adversely affected by political       companies, usually through American Depository
instability, changes in currency      Receipts. These are generally denominated in
exchange rates, foreign economic      U.S. dollars and traded on a U.S. stock
conditions or inadequate regulatory   exchange.
and accounting standards.
------------------------------------------------------------------------------------
Liquidity risk is the possibility     We limit exposure to illiquid securities.
that securities cannot be readily
sold, if at all, at approximately
the price that a Fund values
them.
------------------------------------------------------------------------------------



C-D

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Who manages the Fund

Investment manager and sub-adviser

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Vantage Investment Advisors is the Fund's sub-adviser. As sub-adviser, Vantage is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee for the last fiscal year as follows:

                                            Investment Management Fees
                                                  Blue Chip Fund
As a percentage of average daily net assets           0.12%

Portfolio managers

T. Scott Wittman, Enrique Chang and Christopher P. Harvey have primary responsibility for making day-to-day investment decisions for the Fund.

T. Scott Wittman, President of Vantage Investment Advisors, has had primary responsibility for making day-to-day investment decisions for the Fund since its inception. His responsibilities with Vantage Investment Advisors include both business administration and equity portfolio management. Mr. Wittman is a Certified Financial Analyst (CFA). He has spent his entire professional career in quantitative investment firms, including TSA Capital Management, where he was a managing director, and Mellon Bank, where he was Vice President and Manager of Quantitative Analysis and Systems.

Enrique Chang, Chief Investment Officer, Senior Vice President of Vantage Investment Advisors, became co-manager of the Fund in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.


Christopher P. Harvey, Vice President of Vantage Investment Advisors, became co-manager of the Fund in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated Bucknell University with a BS degree in accounting. He received an MBA from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Chris was a financial analyst with Merrill Lynch.


Corporate bond
A debt security issued by a corporation. See "bond."

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.


Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.


Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Who manages the Fund (continued)

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                           Board of Directors

Investment Manager              The Fund            Custodian

Delaware Management Company                  The Chase Manhattan Bank
One Commerce Square                          4 Chase Metrotech Center
Philadelphia, PA 19103                       Brooklyn, NY 11245


Sub-Adviser
Vantage Investment Advisors
630 Fifth Avenue
New York, NY 10111


Portfolio            Distributor                   Service agent
managers      Delaware Distributors, L.P.    Delaware Service Company, Inc.
(see page 7   1818 Market Street             1818 Market Street
for details)  Philadelphia, PA 19103         Philadelphia, PA 19103


                              Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

D-M

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Certain management considerations

Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Investments by Fund of Funds
Blue Chip Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Blue Chip Fund and Foundation Funds as a result of these transactions.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

(bullet) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

(bullet) tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor

(bullet) institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts

(bullet) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee

(bullet) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services

M-P

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

National Association of Securities Dealers (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

How to buy shares

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By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware
Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

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By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest.
If you are making an initial purchase by wire, you must call us at
800.510.4015 so we can assign you an account number.

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By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

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Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.


Price to earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.


About your account (continued)

How to buy shares (continued)

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently, the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

P-S

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

How to redeem shares

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By mail
You can redeem your shares (sell them back to the fund) by mail by writing to: Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

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By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

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By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

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Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

S&P 500 Index
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

About your account (continued)

How to redeem shares (continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

S-V

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Dividends, distributions and taxes

Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from this Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. There are investments which are more likely to be "low volatility" and investments which are more likely to be "high volatility" investments.

Financial information

Financial highlights
The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.



                                                              Institutional Class
                                                                      Period
                                                                    2/24/97(1)
                                                   Year Ended        Through
Blue Chip Fund                                      11/30/98        11/30/97

Net asset value, beginning
of period                                             $9.870          $8.500
Income from investment operations
Net investment income(2)                               0.079           0.062
Net realized and unrealized
gain on investments                                    1.116           1.308
                                                ------------    ------------
Total from investment
operations                                             1.195           1.370
                                                ------------    ------------
Less Dividends and Distributions
Dividends from net
investment income                                     (0.065)           None
Distributions from net
realized gain on
investments                                           (0.010)           None
                                                ------------    ------------
Total dividends and
distributions                                         (0.075)           None
                                                ------------    ------------
Net asset value, end of
period                                               $10.990          $9.870
                                                ============    ============
Total Return(3)                                       12.31%          16.12%
Ratios and Supplemental Data:
Net assets, end of period
(000 omitted)                                         $1,042          $1,834
Ratio of expenses to average
net assets                                             1.20%           1.20%
Ratio of expenses to average
net assets prior to expense
limitation                                             1.73%           2.65%
Ratio of net investment
income to average net
assets                                                 0.75%           0.99%
Ratio of net investment
income (loss) to average
net assets prior to expense
limitation                                             0.22%          (0.46%)
Portfolio turnover                                       27%             25%

Volatility

                                                    Year Ended        Period
Volatility, as indicated by year-by-year return(3)   11/30/98       2/24/97(1)
Volatility chart is not part                                          Through
of the Financial Highlights                                          11/30/97
and has not been audited by
Ernst & Young LLP.                                    12.31%          16.12%

1 Date of commencement of trading; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.

2 The average shares outstanding method has been applied for net investment income per share information.

3 Total return reflects the expense limitations referenced in Blue Chip Fund's
  Profile on page 3.



How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from the Fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.


Ratio of expenses to average assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.


Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[back cover]

Blue Chip Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site

www.delawarefunds.com

E-mail

service@delinvest.com

Client Services Representative

800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)

(bullet) For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone [REGISTRATION MARK] service.

[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]

Registrant's Investment Company Act file number: 811-750

P-146 [--] PP 2/99